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                                                                  EXHIBIT (j)(1)


                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors of ING Financial Services Fund, Inc.:


We consent to the use of our report incorporated herein by reference and to the references to our firm under the heading "Financial Highlight" in the prospectus and "Independent Auditors" in the statement of additional information.


                                        /s/KPMG LLP


Los Angeles, California
February 21, 2002